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                                                                    Exhibit 25.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                          BANKERS TRUST COMPANY
                          LEGAL DEPARTMENT
                          130 LIBERTY STREET, 31ST FLOOR
                          NEW YORK, NEW YORK  10006
                          (212) 250-2201
            (Name, address and telephone number of agent for service)


                          COLTEC INDUSTRIES, INC
                          (Exact name of Registrant as specified in its charter)


                          PENNSYLVANIA                    13-1846375
                          (State or other jurisdiction    (I.R.S. employer
                          Incorporation or organization   Identification no.)


                          3 COLISEUM CENTRE
                          2550 WEST TYVOLA ROAD
                          CHARLOTTE, NC 28217
                          (Address, including zip code of
                          Principal executive offices)


                       7.5% SENIOR EXCHANGE NOTES DUE 2008
                       (Title of the indenture securities)
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ITEM 1.  GENERAL INFORMATION. Furnish the following information as to the trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.

     NAME                                                ADDRESS

     Federal Reserve Bank (2nd District)                 New York, NY
     Federal Deposit Insurance Corporation               Washington, D.C.
     New York State Banking Department                   Albany, NY

         (b)      Whether it is authorized to exercise corporate trust powers.
                  Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

ITEM 3.-15.  NOT APPLICABLE

ITEM  16.    LIST OF EXHIBITS.

         EXHIBIT 1 -       Restated Organization Certificate of Bankers Trust
                           Company dated August_7, 1990, Certificate of
                           Amendment of the Organization Certificate of Bankers
                           Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1
                           Statement, Registration No. 33-65171, Certificate of
                           Amendment of the Organization Certificate of Bankers
                           Trust Company dated March 20, 1996, incorporate by referenced to Exhibit 1 filed with Form T-1
                           Statement, Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 19, 1997, copy attached.

         EXHIBIT 2 -       Certificate of Authority to commence business -
                           Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


         EXHIBIT 3 -       Authorization of the Trustee to exercise corporate
                           trust powers - Incorporated herein by reference to
                           Exhibit 2 filed with Form T-1 Statement, Registration
                           No. 33-21047.

         EXHIBIT 4 -       Existing By-Laws of Bankers Trust Company, as amended
                           on November 18, 1997. Copy attached.


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         EXHIBIT 5 -       Not applicable.

         EXHIBIT 6 -       Consent of Bankers Trust Company required by Section
                           321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
                           Registration No. 22-18864.

         EXHIBIT 7 -       The latest report of condition of Bankers Trust
                           Company dated as of December_31, 1997. Copy attached.

         EXHIBIT 8 -       Not Applicable.

         EXHIBIT 9 -       Not Applicable.



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                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of May, 1998.


                                        BANKERS TRUST COMPANY



                                        By:    /s/ Sandra J. Shaffer
                                           -------------------------------------
                                                   Sandra J. Shaffer
                                                        Assistant Vice President


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